VAN KAMPEN UNIT TRUSTS, SERIES 463

                      BIRINYI EQUITY SELECT TRUST, SERIES 9

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 12, 2004

         Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date for Birinyi Equity Select Trust, Series 9 is January 23, 2006.

Supplement Dated:  January 19, 2005